SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                 October 4, 2000
                                                                 ---------------

                        SUBURBAN PROPANE PARTNERS, L.P.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       1-14222                 22-3410353
        --------                       -------                 ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)                File No.)           Identification No.)

                               240 Route 10 West
                              Whippany, N.J. 07981
                              --------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code : (973) 887-5300
                                                     --------------



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                                                   Exhibit Index on Page 4

ITEM 5.            OTHER EVENTS

                   On October 4, 2000, Suburban Propane Partners, L.P. (the "Partnership") issued a press release (the "Press Release") regarding John W. Smolak joining the Partnership as Chief Financial Officer. A copy of the Press Release has been filed as Exhibit 99.1 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) Exhibits.    A copy of the press Release has been filed as
                                   Exhibit 99.1 to this Current Report.

















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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUBURBAN PROPANE PARTNERS, L.P

November 9, 2000                              By:   /s/  Janice G. Meola
                                              -----------------------
                                              Name:  Janice G. Meola
                                              Title: General Counsel & Secretary

                                    EXHIBITS

Exhibit No.                           Exhibit
-----------                           -------

99.1                                  Press Release dated October 4, 2000



















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